2 nd Quarter 2007 Earnings Conference Call August 2007 2 nd Quarter 2007 Earnings Conference Call August 2007 Exhibit 99.2

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Second Quarter Highlights
Announced a definitive agreement to acquire Pogo
Producing Company in a stock and cash transaction,
expected to close fourth quarter
Closed acquisition of oil & gas and midstream properties in
the Piceance Basin of Colorado. Currently producing
~5,500 BOEPD. PXP expects production to reach ~12,000
BOEPD in this basin by year end
Announced Flatrock discovery, Flatrock and Hurricane
Deep are expected to contribute meaningful production in
2008
Reported $25.3 million net income vs. $7.1 million net loss
a year ago
Issued $600 million 7 3/4 % Senior Notes

PXP
Exploration History & Current Status
Gulf of Mexico
Prospects
Prospects
Discoveries
Discoveries
Friesian
Big Foot
New Orleans
Caesar
Breton
Sound
Discoveries Sold
Discoveries Sold
Drilling 2007
Drilling 2007
Hurricane Deep
Flatrock
Mound Point
South
Cas
Cottonwood
Point
20+ Prospect inventory beyond current 2007 drills
20+ Prospect inventory beyond current 2007 drills
Vicksburg
Buckhorn
Bob North

PXP
Flatrock
Productive
Buckhorn
Friesian
Deepwater – Vicksburg
Deepwater – Bob North
Q3
Mound Point South
Cottonwood Point
Cas
Hurricane Deep
2007
Currently
Drilling
Exploration
Estimated SPUD Date
Productive         Exploration

PXP
Building Momentum
Substantial earnings improvement
Development program expanding
–
Piceance Basin
–
Hurricane Deep GOM
–
Flatrock GOM
Six GOM prospects drilling or planned to
spud in 3Q’07
Pending Pogo acquisition

PXP
Additional Information
PXP AND POGO WILL FILE A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS WITH THE
SECURITIES AND EXCHANGE COMMISSION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ
CAREFULLY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING PXP, POGO AND THE ACQUISITION.
A DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE SENT TO SECURITY HOLDERS OF PXP
SEEKING THEIR APPROVAL OF THE ISSUANCE OF SHARES OF PXP STOCK TO BE USED AS MERGER
CONSIDERATION AND SECURITY HOLDERS OF POGO SEEKING THEIR APPROVAL OF THE ACQUISITION.
INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE DEFINITIVE JOINT PROXY
STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY PXP AND POGO WITH
THE SEC AT THE SEC’S WEBSITE AT WWW.SEC.GOV.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
PXP) MAY ALSO BE OBTAINED FOR FREE  FROM PXP BY DIRECTING A REQUEST TO PLAINS
EXPLORATION & PRODUCTION COMPANY, 700 MILAM, SUITE 3100, HOUSTON, TX 77002, ATTENTION:
JOANNA PANKEY; TELEPHONE: (713) 579-6000, E-MAIL: JPANKEY@PXP.COM.
THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS (RELATING TO
POGO) MAY ALSO BE OBTAINED FOR FREE FROM POGO BY DIRECTING A REQUEST TO POGO
PRODUCING COMPANY, 5 GREENWAY PLAZA, SUITE 2700, HOUSTON, TX 77046, ATTENTION: CLAY
JEANSONNE, TELEPHONE: (713) 297-5000, E-MAIL:JEANSONC@POGOPRODUCING.COM.

PXP
PXP, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from PXP’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus when it is filed. Information concerning beneficial ownership of
PXP stock by its directors and certain executive officers is included in its proxy statement dated March 29, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Pogo, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Pogo’s stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition is contained in the joint proxy statement/prospectus when it is filed. Information concerning beneficial ownership of
Pogo stock by its directors and certain executive officers is included in its proxy statement dated April 20, 2007 and subsequent statements of changes in beneficial ownership on file with the SEC.
Additional Information

2 nd Quarter 2007 Earnings Conference Call August 2007 2 nd Quarter 2007 Earnings Conference Call August 2007